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                                                                    Exhibit 99.3

                             HUNTINGTON BANCSHARES
                                  INCORPORATED






                          [HUNTINGTON BANCSHARES LOGO]








                               FIRST QUARTER 2001

                                EARNINGS REVIEW

                                 APRIL 17, 2001

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                PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
                      FORWARD LOOKING STATEMENT DISCLOSURE
================================================================================

Today's conference call and discussion, including related questions and answers, may contain forward-looking statements, including certain plans, expectations, goals, and projections which are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including:

 -   Changes in economic conditions

 -   Movements in interest rates

 -   Competitive pressures on product pricing and services

 -   Success and timing of business strategies

 -   The successful integration of acquired businesses

 -   The nature, extent and timing of governmental actions and reforms

 -   Extended disruption of vital infrastructure


[HUNTINGTON BANCSHARES LOGO]

ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS CONFERENCE CALL AND DISCUSSION, INCLUDED RELATED QUESTIONS AND ANSWERS, ARE BASED ON INFORMATION AVAILABLE AT THE TIME OF THE CALL. HUNTINGTON ASSUMES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT.

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TODAY'S SPEAKERS                                   [HUNTINGTON BANCSHARES LOGO]


--------------------------------------------------------------------------------
TOM HOAGLIN

         PRESIDENT AND CHIEF EXECUTIVE OFFICER

MIKE McMENNAMIN

         VICE CHAIRMAN AND CHIEF FINANCIAL OFFICER

--------------------------------------------------------------------------------

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              ORGANIZATION CHART                 [HUNTINGTON BANCSHARES LOGO]


                           --------------------------
                           |                        |
                           |   BOARD OF DIRECTORS   |
                           |                        |
                           --------------------------
                                       |
                                       |
                           --------------------------
                           |                        |
                           |    THOMAS E. HOAGLIN   |
                           |   PRESIDENT AND CEO    |
                           |                        |
                           --------------------------
                                       |
                                       |
     -----------------------------     |   ----------------------------
     |        R. BALDWIN         |     |   |      M. McMENNAMIN       |
     |       VICE CHAIRMAN       |---------|      VICE CHAIRMAN       |
     |  CORPORATE & RETAIL LOB   |     |   |     CFO & TREASURER      |
     -----------------------------     |   ----------------------------
                   |
          ---------|----------         |
          |                  |         |
  -----------------  ----------------- |
  |  R SEIFFERT   |  |   M. MAHAN    | |
  | VICE CHAIRMAN |  |      EVP      | |
  | CORPORATE LOB |  |RETAIL DELIVERY| |
  -----------------  ----------------- |
                                       |
         -------------------------------------------------------------
         |                 |                      |                  |
----------------  -------------------    ------------------  -----------------
|  D. BENHASE  |  |   N. STANUTZ    |    |   W. DOLLOFF   |  |               |
|      EVP     |  |       EVP       |    |       EVP      |  | OTHER STAFF   |
|      PFG     |  |  DEALER SALES   |    |   OPERATIONS   |  |               |
----------------  -------------------    ------------------  -----------------

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 EARNINGS PER SHARE                                [HUNTINGTON BANCSHARES LOGO]
================================================================================

GAAP
                                    1Q01           4Q00            1Q00
                                    ----           ----            ----

        REPORTED                    $0.27         $0.30           $0.42
        CORE                        $0.28         $0.28           $0.36




NON-CORE ITEMS
                                    1Q01           4Q00            1Q00
                                    ----           ----            ----

        SECURITY GAINS              $ 2.1         $ 0.8           $24.8
        PG&E LOSS                    (4.2)
        OPERATIONAL LOSSES                         (5.4)
        INCENTIVES                                  3.6
        SECURITIZATION ACTIVITY                     7.0            (3.0)
                                   ------         -----           -----
        TOTAL                       $(2.1)        $ 6.0           $21.8

 CASH BASIS PERFORMANCE                            [HUNTINGTON BANCSHARES LOGO]
================================================================================


                                    1Q01           4Q00            1Q00
                                    ----           ----            ----


        EPS                        $0.30          $0.33             $0.44
        ROA                         1.11%          1.19%             1.57%
        ROE                        12.86%         14.20%            20.17%









*CASH BASIS RATIOS ARE BASED ON REPORTED EARNINGS EXCLUDING GOODWILL
 AMORTIZATION OF $7.8 MILLION (1Q01), $7.8 MILLION (4Q00), AND $6.5 MILLION
 (1Q00), NET OF TAX.

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 KEY PERFORMANCE INDICATORS                        [HUNTINGTON BANCSHARES LOGO]
================================================================================


                                1Q01            4Q00            1Q00
                                ----            ----            ----

EPS                            $0.27            $0.30           $0.42
ROA                             0.97%            1.06%           1.45%
ROE                            11.53%           12.89%          18.99%
EFFICIENCY RATIO               61.95%           58.48%          53.93%
NIM %                           3.93%            3.70%           3.78%
TANGIBLE EQUITY/ASSETS          6.01%            5.87%           5.49%

FIRST QUARTER OVERVIEW                             [HUNTINGTON BANCSHARES LOGO]

      VS. 4Q00

         -  NIM - 3.70%  ----  3.93%
         -  6% MANAGED LOAN GROWTH
             - SOFTENING CONSUMER LOANS
         -  $10.2MM INCREASE IN NON-INTEREST EXPENSES
             -  PERSONNEL EXPENSES
             -  PG&E - $4.2 MILLION LOSS
             -  PURCHASED LEASE RESIDUAL INSURANCE
         -  NET CHARGE OFFS - 0.50% ---- 0.55%
         -  NPAS - 0.51% ---- 0.60%

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INCOME STATEMENT                                    [HUNTINGTON BANCSHARES LOGO]
($ IN MILLIONS)


                                1Q01            4Q00            1Q00
                                ----            ----            ----

NET INTEREST INCOME           $243.1           $ 233.1          $240.7

PROVISION                       33.5              32.5            15.7

NON-INTEREST INCOME            115.6             129.7           100.9

SECURITY GAINS                   2.1               0.8            24.8

NON-INTEREST EXPENSE           234.1             223.9           200.1
                             -------          --------         -------
PRE-TAX INCOME                $ 93.3           $ 107.2          $150.6
                             -------          --------         -------
NET INCOME                    $ 67.9           $  76.2          $104.2
                             =======          ========         =======

 NET INTEREST INCOME                               [HUNTINGTON BANCSHARES LOGO]
    1Q 2001 VS. 4Q 2000

                                        NET INT. INC. (FTE)            NIM
                                        -------------------            ---

4Q - 2000                                    $235.0                    3.70%

IMPACT OF RATE CHANGES                          9.1                    0.13

LOAN VOLUMES                                    1.1                   (0.02)

INVESTMENT PORTFOLIO REDUCTION                  0.0                    0.13

OTHER                                          (0.1)                  (0.01)
                                           --------                   -----
1Q - 2001                                    $245.1                    3.93%

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                           MANAGED LOAN GROWTH     [HUNTINGTON BANCSHARES LOGO]
                       AVERAGE BALANCE ($ BILLIONS)

                                              ANNUALIZED GROWTH
                                               1Q01 VS.    4Q00 VS.    1Q01 VS.
                                 1Q01            4Q00        3Q00        1Q00
                                 ----            ----        ----        ----


COMMERCIAL                     $ 6.7 B            9%           6%          3%

COMMERCIAL REAL ESTATE           3.6              6            7           5

AUTO LOAN / LEASE                6.9             --           16          11

CONSUMER                         3.9              8           18          14

RESIDENTIAL REAL ESTATE          1.0             20           10          10
                               -----            ----         ----        ----
    MANAGED LOANS              $22.1 B            6%          11%          8%
                               =====

   NON-INTEREST INCOME                             [HUNTINGTON BANCSHARES LOGO]
     ($ IN MILLIONS)

                                                   BETTER OR (WORSE) VS.
                                                   ---------------------
                                        1Q01    4Q00($)    4Q00(%)*   1Q00(%)
                                        ----    -------    -------    -------

SERVICE CHARGES                       $ 38.9    $ (0.3)      (1)%       (7)%

BROKERAGE/INSURANCE                     18.8       1.7       10         23

TRUST INCOME                            14.3      (0.1)      (1)        11

ELECTRONIC BANKING                      11.1      (0.4)      (4)        13

MORTGAGE BANKING                        10.0      (1.9)     (16)        18

OTHER                                   22.5     (13.1)     (37)        77
                                      ------    ------      ----        --
  TOTAL NON-INTEREST INCOME           $115.6    $(14.1)     (11)%       15%
                                     =======    ======

*LINKED QUARTER PERCENTAGE GROWTH IS NOT ANNUALIZED

 NON-INTEREST EXPENSE                              [HUNTINGTON BANCSHARES LOGO]
   $ IN MILLIONS

                                                   BETTER OR (WORSE) VS.
                                                   ---------------------
                                      1Q01     4Q00($)     4Q00(%)*    1Q00(%)
                                      ----     -------     -------     -------

PERSONNEL & RELATED COSTS             $117.7   $(11.9)       (11)%       (15)%

OCCUPANCY & EQUIPMENT                   39.8     (0.3)        (1)         (3)

OUTSIDE SERVICES/SUPPLIES               21.7     (0.4)        (2)        (11)

AMORTIZATION OF INTANGIBLES             10.6     (0.1)        (1)        (15)

MARKETING                                9.9      0.7          6         (24)

OTHER                                   34.4      1.8          5         (54)
                                     -------  -------       ----        ----
NON-INTEREST EXPENSE                  $234.1   $(10.2)        (5)%       (17)%
                                     =======  =======

*LINKED QUARTER PERCENTAGE GROWTH IS NOT ANNUALIZED

PACIFIC GAS & ELECTRIC                             [HUNTINGTON BANCSHARES LOGO]
================================================================================

X  HUNTINGTON'S MONEY MARKET MUTUAL FUND

   X  ORIGINALLY HELD $30 MILLION IN COMMERCIAL PAPER

   X  SOLD $15 MILLION AT A LOSS OF $4.2 MILLION

X  HUNTINGTON'S PARENT COMPANY

   X  REIMBURSED FUND FOR THE $4.2 MILLION LOSS

   X  CURRENTLY HOLDS REMAINING $15 MILLION

 LEASE RESIDUAL INSURANCE                          [HUNTINGTON BANCSHARES LOGO]
================================================================================

        X  POLICY FEATURES

           X  COVERS RESIDUAL LOSSES

           X  FULL-TERM LEASES

           X  COVERED TO ALG VALUES

        X  PRE-OCTOBER 2000 PORTFOLIO

           X  $2.8 BILLION - $1.8 BILLION RESIDUALS

           X  INSURED LOSSES CAPPED AT $120 MILLION, NO DEDUCTIBLE

        X  ORIGINATIONS OCTOBER 2000 THROUGH 2001

           X  NO LOSS CAP, NO DEDUCTIBLE

        X  $25 MILLION RESERVE - UNINSURED LOSSES

        X  CARRIER RATINGS:  S&P - AA; BEST - A+/XV

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 LEASE RESIDUAL INSURANCE                          [HUNTINGTON BANCSHARES LOGO]
================================================================================

                                SALES ABOVE                     SALES BELOW
                                BLACK BOOK                      BLACK BOOK
                                -----------                     -----------

ALG RESIDUAL                     $10,000                          $10,000

SALES PRICE                        9,500                            8,500

BLACK BOOK                         9,000                            9,000


HBI LOSS                             500                            1,500

REIMBURSEMENT                        500                            1,000
                                 -------                          -------
NET LOSS                         $     0                          $   500

================================================================================
 CAPITAL

                             MARCH, 2001
                             -----------

TIER 1                          7.20%

TOTAL RISK BASED               10.33%

TANGIBLE EQUITY                 6.01%



                        -  OBJECTIVES

                            - CONTINUE WELL-CAPITALIZED - REGULATORY

                            -  STRENGTHEN TANGIBLE EQUITY POSITION

                        - STRATEGIC ISSUES

                            -  SHARE REPURCHASE PROGRAM

                            -  BALANCE SHEET RESTRUCTURING

                            -  ISSUANCE OF CAPITAL- QUALIFYING DEBT

                            -  DIVIDEND PAYOUT
[HUNTINGTON BANCSHARES LOGO]

                                                   [HUNTINGTON BANCSHARES LOGO]

Graph entitled "NPAs/Total Loans + OREO" indicates the non-performing asset ratio (percent of non-performing assets to total loans plus other real estate) decreasing from .48% in the first quarter of 1999 to .44% in the third quarter of 2000, then increasing to .60% in the first quarter of 2001.

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                                                    [HUNTINGTON BANCSHARES LOGO]

Graph entitled "NCO/Average Loans" indicates the net charge-off ratio (percent of net charge-offs to reported loans) decreasing from .51% in the first quarter of 1999 to .30% in the second quarter of 2000, then increasing to .55% in the first quarter of 2001.

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NET CHARGE-OFFS SUMMARY                         [HUNTINGTON BANCSHARES LOGO]
================================================================================

                                1Q01        4Q00          1Q00
                                ----        ----          ----

       COMMERCIAL               0.41%       0.29%         0.17%

       COMMERCIAL R/E           0.15        0.01          0.04

       CONSUMER                 0.78        0.79          0.55
                              -----------------------------------
         TOTAL                  0.55%       0.50%         0.35%

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                           CONSUMER CHARGE-OFFS     [HUNTINGTON BANCSHARES LOGO]
================================================================================


                              1Q01             4Q00              1Q00
                              ----             ----              ----

    INDIRECT                  1.43%            1.46%             0.91%

    VEHICLE LEASE             0.89             0.87              0.63
                             -----------------------------------------
         SUBTOTAL             1.13             1.15              0.80

    INSTALLMENT               0.61             0.62              0.42

    HOME EQUITY LINES         0.34             0.28              0.17

    RESIDENTIAL R/E           0.03             0.15              0.10
                             -----------------------------------------
       TOTAL                  0.78%            0.79%             0.55%

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CREDIT QUALITY                                     [HUNTINGTON BANCSHARES LOGO]
================================================================================

                                     1Q01              4Q00             1Q00
                                     ----              ----             ----

    NPAS/TOTAL LOANS+OREO           0.60%              0.51%            0.45%
    90+ DAYS PAST DUE               0.49               0.39             0.29
         CONSUMER                   0.69               0.62             0.44
         COM/CRE                    0.28               0.15             0.13
    RESERVE/TOTAL LOANS             1.45               1.45             1.45
    RESERVE/NPAS                  239.42%            279.16%          316.30%




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                                                    [HUNTINGTON BANKCHARES LOGO]

================================================================================


              [HUNTINGTON BANCSHARES LOGO]    HUNTINGTON

                       BANKING. INVESTMENTS. INSURANCE.





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